Vanguard Emerging Markets ex-China ETF
Supplement Dated September 17, 2026, to the Prospectus and Summary Prospectus Dated December 19, 2025 (as supplemented on June 30, 2026)
Important Changes to Vanguard Emerging Markets ex-China ETF (the “Fund”)
Changes to the Fund’s Fiscal Year-End

The board of trustees of Vanguard World Fund (the “Board”), on behalf of the Fund, approved a change to the Fund’s fiscal year-end from August 31 to September 30, effective starting on or about September 17, 2026.
The Fund’s investment objective, principal investment strategies, risks, and all other policies will remain unchanged.
Changes to the Fund’s Target Index

The Board has also approved the adoption of a new target index for the Fund as set out in the table below:

Current Target Index	New Target Index
FTSE Emerging ex-China Index	FTSE Emerging ex-China RIC 22.5/45 Capped Index

The Board believes that the new target index is well-constructed and will represent the same emerging market segments as the Fund’s current target index.
The Fund’s investment objective and risks as described in its current prospectus will not change. The Fund’s new target index could provide different returns (higher or lower) or different levels of volatility than the current target index over any period of time.
The changes to the Fund’s target index are not expected to increase the Fund’s expense ratio. The transition may cause the Fund to realize taxable capital gains. In the event the transition generates capital gains, the Fund may be required to distribute capital gains to shareholders.

The Fund is expected to implement the index change in the fourth quarter of 2026. The Fund’s prospectus will be updated at the appropriate time to reflect the change. In the meantime, the Fund will continue to seek to track its current index.

© 2026 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor.	PS V051A 092026

Vanguard World Fund

Supplement Dated September 17, 2026, to the Statement of Additional Information Dated December 19, 2025 (as restated on June 30, 2026)

Important Changes to Vanguard Emerging Markets ex-China ETF (the “Fund”)

The board of trustees of Vanguard World Fund, on behalf of the Fund, approved a change to the Fund’s fiscal year-end from August 31 to September 30, effective starting on or about September 17, 2026.

The Fund’s investment objective, principal investment strategies, risks, and policies remain unchanged.

© 2026 The Vanguard Group, Inc. All rights reserved.	SAI 023C 092026
Vanguard Marketing Corporation, Distributor.